                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                JANUARY 20, 1999
                                ----------------
                Date of Report (Date of earliest event reported)


                          DAL-TILE INTERNATIONAL INC.
                          ---------------------------
             (Exact name of registrant as specified in its charter)



Delaware                                33-64140              13-3548809
--------                                --------              ----------
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
incorporation or organization)                              identification no.)


                    7834 Hawn Freeway, Dallas, Texas  75217
                    ---------------------------------------
       (Address of Registrant's Principal Executive Office)   (Zip Code)


                                 (214)398-1411
                                  ------------
              (Registrant's telephone number, including area code)

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Item 5.   OTHER EVENTS

          On November 30, 1998, Dal-Tile International, Inc., a Delaware Corporation (the "Company"), announced that it had amended certain of its financial covenants contained in its credit facility to provide greater flexibility. The Company stated that the amortization schedule was not revised and the interest rate was increased by a quarter of one percentage point. A copy of the Third Amendment to the Credit and Guarantee Agreement, dated November 19, 1998 is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          Financial Statements.

          None.

          Pro Forma Financial Information.

          None.

          Exhibits.

     10.1 Third Amendment, dated as of November 19, 1998 to the Credit and Guarantee Amendment.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       DAL-TILE INTERNATIONAL INC.




Date:                                  By:
January 20,  1999                      /s/  W. Christopher Wellborn
-----------------                      ----------------------------------
                                       W. Christopher Wellborn
                                       Executive Vice President and Chief
                                       Financial Officer










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